CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Form N-14 filed by James Alpha Funds Trust of our report dated January 29, 2020, with respect to the audited financial statements included in the Annual Report to Shareholders of The Saratoga Advantage Trust with respect to James Alpha Total Hedge Portfolio, James Alpha EHS Portfolio, James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, and James Alpha Structured Credit Value Portfolio for the fiscal year ended November 30, 2019 (No. 0001580642-20-000615).

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 17, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Form N-14 filed by James Alpha Funds Trust of our report dated October 30, 2020, with respect to the audited financial statements included in the Annual Report to Shareholders of the Class A and Class C shares of The Saratoga Advantage Trust with respect to James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Hedged High Income Portfolio for the fiscal year ended August 31, 2020 (No. 0001580642-20-004114).

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 17, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Form N-14 filed by James Alpha Funds Trust of our report dated October 30, 2020, with respect to the audited financial statements included in the Annual Report to Shareholders of the Class I and Class S shares of the Saratoga Advantage Trust with respect to James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Hedged High Income Portfolio for the fiscal year ended August 31, 2020 (No. 0001580642-20-004115)

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 17, 2020